                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2003

                                 EOTT ENERGY LLC
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                         1-12872                     48-1285117
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER MATTERS.

         On June 26, 2003, EOTT Energy LLC ("EOTT") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that EOTT Energy Operating Limited Partnership has signed a definitive purchase and sale agreement to sell its West Coast Natural Gas Liquids processing, transportation and marketing assets to Inergy Propane, LLC for $10.1 million, subject to certain post-closing adjustments. The transaction is anticipated to be closed on July 31, 2003, subject to closing conditions, certain third party approvals and any appropriate regulatory filings.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         99.1     EOTT Energy LLC press release dated June 26, 2003



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EOTT ENERGY LLC
                                  (A Delaware limited liability company)
                                  (REGISTRANT)
Date: June 26, 2003


                                  By:      /s/ H. Keith Kaelber
                                  Name:    H. Keith Kaelber
                                  Title:   Executive Vice President and Chief
                                           Financial Officer



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                                INDEX TO EXHIBITS

Exhibit No.       Exhibit Description
-----------       -------------------
99.1              EOTT Energy LLC press release dated June 26, 2003



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